Corporate Information	9 Months Ended
Sep. 30, 2022
Corporate Information [Abstract]
Corporate information
1	Corporate information

Sendas Distribuidora S.A. (“Company” or “Sendas”) is a publicly-held company listed in the Novo Mercado segment of B3 S.A. - Brasil, Bolsa, Balcão (B3) under ticker symbol “ASAI3” and on the New York Stock Exchange (NYSE) under ticker symbol “ASAI”. The Company is primarily engaged in the retail and wholesale of food products, bazaar items and other products through its chain of stores, operated under the “ASSAÍ” brand. The Company’s registered office is at Avenida Ayrton Senna, 6.000, Lote 2 - Anexo A, Jacarepaguá, in the State of Rio de Janeiro. As of September 30, 2022, the Company operated 233 stores and 12 distribution centers in the five regions of the country, with operations in 23 states and in the Federal District.

The Company is a direct subsidiary of Wilkes Participações S.A. (“Wilkes”) and indirect subsidiary of Casino Guichard Perrachon.

1.1	Conversion of Extra Hiper stores into Assaí

On October 14, 2021, the Board of Directors of the Company and of Grupo Pão de Açúcar (“GPA”) approved the transaction for the conversion of Extra Hiper stores, operated by GPA, into cash & carry stores operated by the Company under the ASSAÍ brand (the “Transaction”).

On December 16, 2021, the Company and GPA signed the “Agreement for Onerous Assignment of Exploration Rights of Commercial Points and Other Agreements” (the “Agreement”), governing the transfer to the Company the exploitation rights of up to 70 commercial points located in several states in Brazil and the Federal District (17 properties owned by GPA and 53 properties owned by third parties), that was operated by GPA for a total amount of up to R$3,973, to be paid by the Company, in installments between December 2021 and January 2024, adjusted by CDI + 1.2% per year, which may also involve the acquisition by the Company of some store equipment.

On April 13, 2022, the Brazilian antitrust agency (“CADE”) issued a favorable opinion without restrictions on the sale of the 17 properties owned by GPA to the real estate investment fund Barzel Properties (“Fund”).

According to the Agreement, the closing of the transaction is subject to the fulfillment of certain precedent conditions, including, but not limited to, obtaining the prior consent of the property owners and discontinuance of the stores by GPA, with a deadline for the assignment of all commercial points to the Company by December 31, 2022. This transaction is not subject to approval by competition authorities.

Up to September 30, 2022, the Company and GPA signed the transfer of 46 commercial points in the amount of R$3,132 (20 commercial points as of December 31, 2021 in the amount of R$798) totaling 66 properties, including the 17 properties owned by GPA in the amount of R$1,200, located in the Southeast, North, Northeast and Midwest regions and in the Federal District, which had fulfilled the precedent conditions, see notes 9, 12 and 13. The Company made the total payment of R$1,850 (R$850 on March 31, 2022 and R$1,000 on December 31, 2021) to GPA related to these acquisitions. Of the 17 properties owned by GPA that were recorded under “Assets held for sale”, 16 properties were sold to the Fund. The remaining balance related to 1 property is R$95 (R$403 as of December 31, 2021), see note 26.

On August 17, 2022, GPA’s Board of Directors, with Company’s Board of Directors consent, approved GPA’s Management to anticipate Company’s receivables through a sale of installments due between 2023 and 2024 with financial institution, see note 13.2.

1.2	Impacts of the pandemic on the Company’s condensed interim financial statements

The Company has been monitoring the spread of COVID-19 (Coronavirus) and its impacts on its operations. Management took actions, among them, we appointed a crisis committee composed of senior management, which makes decisions in line with recommendations of the Brazilian Ministry of Health, local authorities, and professional associations.

The Company implemented all the measures to mitigate the transmission of virus at our stores, distribution centers, and offices, such as frequent sanitization, employees’ safety/protection equipment, flexible working hours, and home office, among others.

Since the beginning of the COVID-19 outbreak, our stores have remained open during periods of general lockdown, as we are considered an essential service. The Company has a strong commitment to society to continue selling essential products to its customers. We did not face supply-side hurdles from industries that continued supplying our distribution centers and stores.

Accordingly, the Company performed a complete analysis in the condensed interim financial statements and updated the analyses of the Company’s ability to continue as a going concern. The main topics analyzed are described below:

●	The Company reviewed its budgets used for calculation of recoverable amounts of store assets and intangible assets as of December 31, 2021, and no significant reductions in revenues and in other lines of the statement of profit or loss indicating impairment of these assets were noted. Due to the uncertainty regarding the end of the pandemic and its macroeconomic effects, the Company assessed the existence of indication of impairment of assets. There were no new elements in the period ended September 30, 2022 indicating the need for the Company to review the asset impairment test;

●	The recoverable amount is determined by calculating the value in use, based on cash flow projections derived from financial budgets, which were reviewed and approved by Senior Management for the next three years, considering the assumptions updated for December 31, 2021. The discount rate applied to cash flow projections is 10.40% on December 31, 2021 (9.80% at December 31, 2020), and the cash flows exceeding three years are extrapolated, applying a growth rate of 6.60% at December 31, 2021 (4.62% at December 31, 2020). As a result of this analysis, the need for recording a provision for impairment of these assets was not identified;

●	We assessed the realization of the balances of trade receivables from credit card companies, customers, galleries in our stores and property rentals, and concluded that it is not necessary to record provisions for losses in addition to those already recorded;

●	For inventories, we do not foresee the need to make an adjustment for realization;

●	Financial instruments already reflect the market assumptions in their valuation and there are no additional exposures not disclosed in this condensed interim financial staments. The Company is not exposed to significant financing in US dollars;

●	Currently the Company does not foresee the need for additional funding; and

●	Finally, the costs necessary to adapt our stores for customer service were not significant.

In summary, according to Management’s estimates and with the monitoring of the impacts of the pandemic, including the Omicron variant, there are no effects that should be recorded in the Company’s condensed interim financial statements as of September 30, 2022 and there are no effects on the Company’s continuity and/ or estimates that would justify changes or recording of provisions in addition to those already disclosed. The Company will continue to monitor and assess the impacts and, if necessary, will make the appropriate disclosures.